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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

LOEWS CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
________________________________________________________________________________________________________________________________________________________________________
________________________________________________________
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LOEWS
CORPORATION
LOEWS CORPORATION
9 WEST 57TH STREET
NEW YORK, NY 10019-2714
ATTN: INVESTOR RELATIONS

Your **Vote** Counts!

LOEWS CORPORATION

2026 Annual Meeting
Vote by May 11, 2026
11:59 PM EDT

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You invested in LOEWS CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 12, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 12, 2026
11:00 A.M. EDT

Loews Regency New York Hotel
540 Park Ave
New York, NY 10065

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Charles D. Davidson	For
1b.	Paul J. Fribourg	For
1c.	Walter L. Harris	For
1d.	Jonathan C. Locker	For
1e.	Susan P. Peters	For
1f.	Dino E. Robusto	For
1g.	Alexander H. Tisch	For
1h.	Benjamin J. Tisch	For
1i.	James S. Tisch	For
1j.	Jennifer VanBelle	For
2.	Approve, on an advisory basis, executive compensation	For
3.	Ratify Deloitte & Touche LLP as independent auditors	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof shall be voted by the proxies appointed hereby in their judgment and discretion.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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